
       Form 5500-C/R                                Return/Report of Employee Benefit Plan                   OMB Nos. 1210-0016
   Department of the Treasury                           (With fewer than 100 participants)                            1210-0089
    Internal Revenue Service        This form is required to be filed under sections 104 and 4065 of the Employee
         ----------                     Retirement Income Security Act of 1974 and sections 6039D, 6047(e),   -------------------
     Department of Labor                           6057(b), and 6058(a) of the Internal Revenue Code.                1997
Pension and Welfare Benefits Administration                    See separate instructions.                     -------------------
         ----------                                                                                            This Form is Open
 Pension Benefit Guaranty Corporation                                                                         to Public Inspection.
- ------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 1997 or fiscal plan year beginning                      , 1997, and ending                      ,19__
- ------------------------------------------------------------------------------------------------------------------------------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report       For IRS Use Only
    leave the boxes unmarked.                                                            EP-ID
    You must check either box A(5) or A(6), whichever is applicable. See instructions.   -------------------------------------------
A   This return/report is:                                                               (5) Form 5500-C filer check here. . . . [ ]
    (1) [_] the first return/report filed for the plan;                                      (Complete only pages 1 and 3 through 6)
    (2) [_] an amended return/report                                                         (Code section 6039D filers see
    (3) [_] the final return/report filed for the plan; or                                   instructions on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                       (6) Form 5500-R filer check here. . . . [X]
                                                                                             (Complete only pages 1 and 2. Detach
                                                                                             pages 3 through 6 before filing.) If
                                                                                             you checked box (1) or (3), you must
                                                                                             file a Form 5500-C. (See page 6 of the
                                                                                             instructions.)
IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK WHEN
MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . . .  . [_]
C   If your plan year changed since the last return/report, check here. . . . . . . . . . . . . . . . . . . . . . . . . . . . [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. [_]
- ------------------------------------------------------------------------------------------------------------------------------------
1a  Name and address of plan sponsor (employer, if for a single-employer plan)               1b Employer identification number (EIN)
    (Address should include room or suite no.)                                                  52  0228804
                                                                                             ---------------------------------------
                                                                                             1c Sponsor's telephone number
    NORTHFIELD FEDERAL SAVINGS & LOAN ASSOCIATION, INC                                          410-665-7900
    1844 E. JOPPA RD                                                                         ---------------------------------------
    BALTIMORE, MD 21234-2735                                                                 1d Business code (see instructions,
                                                                                                page 17)
                                                                                                6090
                                                                                             ---------------------------------------
                                                                                             1e CUSIP issuer number
                                                                                                N/A
- ------------------------------------------------------------------------------------------------------------------------------------
2a  Name and address of administrator (if same as plan sponsor, enter "Same")                2b Administrator's EIN

              SAME                                                                           ---------------------------------------
                                                                                             2c Administrator's telephone number

- ------------------------------------------------------------------------------------------------------------------------------------
3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
a   Sponsor ________________________________________________ EIN _________________ Plan number ______________
b   Administrator __________________________________________ EIN ____________________________________________
c   If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
- ------------------------------------------------------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)     A
- ------------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan NORTHFIELD FEDERAL SAVINGS & LOAN ASSOCIATION, INC. EMPLOYEE SAVINGS        5b Effective date of plan
          PLAN                                                                                  (mo., day, yr.)
                                                                                                   01/01/87
- ----------------------------------------------------------------------------------------     ---------------------------------------

- ---------------------------------------------------------------------------------         5c Three-digit
    All filers must complete 6a through 6d, as applicable.                                   plan number  001
6a  [_] Welfare benefit plan          6b [X] Pension benefit plan                         ------------------------------------------
    (If the correct codes are not preprinted below, enter the applicable codes from          [2] [_] [_] [_] [_] [_] [_] [_]
    page 9 of the instructions in the boxes.)                                                [_] [_] [_] [_] [_] [_] [_] [_]

6c  Pension plan features. (If the correct codes are not preprinted below, enter the applicable
    pension plan feature codes from page 9 of the instructions in the boxes.)                [G] [K] [_] [_] [_] [_] [_] [_]

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.

- ------------------------------------------------------------------------------------------------------------------------------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
- ------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor                                                                Date
                                   --------------------------------------------------------------      -----------------------------
Type or print name of individual signing for employer/plan sponsor
                                                                  ------------------------------------------------------------------
Signature of plan administrator_________________________________________________________________ Date ______________________________
Type or print name of individual signing for plan administrator
- ------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 1 of the instructions.                          MGA                Form 5500-C/R (1995)

Form 5500-C/R (1996)         Form 5500-R filers, complete pages 1 and 2 only.     Form 5500-C filers, complete page 1,        Page 2
                             skip page 2, and complete pages 3 through 6.
- ------------------------------------------------------------------------------------------------------------------------------------
6e Check investment arrangement(s):(1)    [_] Master trust   (2) [_] Common/collective trust    (3) [_] Pooled separate account
                                                                                                                     Yes    No
- ------------------------------------------------------------------------------------------------------------------------------------
7a Total participants: (1) At the beginning of plan year   10                   (2) At the end of plan year    10
                                                        -----------------------                            ------------
b  Enter number of participants with account balances at the end of the plan year. (Defined benefits plans do not
  complete this item.)                10
                       -------------------------------
c (1) Were any participants in the pension benefit plan separated from service with a deferred vested
      benefit for which a Schedule SSA (Form 5500) is required to be attached?.(See instructions).......7c(1)              [X]
  (2) If "Yes," enter the number of separated participants required to be reported
- ------------------------------------------------------------------------------------------------------------------------------------
8a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year.......8a                [X]

b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan,
  or brought under the control of the PBGC?..............................................................8b                [X]
c If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC? ..............................................................................................8c
- ------------------------------------------------------------------------------------------------------------------------------------
9 Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.....9                 [X]
- ------------------------------------------------------------------------------------------------------------------------------------
10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached.  If none, enter -0-.0
- ------------------------------------------------------------------------------------------------------------------------------------
11a (1) Were any plan amendments adopted during this plan year?..........................................11a(1)      [X]
    (2) Enter the date the most recent amendment was adopted    Month.10.....Day.8.......Year.97.........
  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any
    participant?.........................................................................................11b               [X]
  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan
    description or summary description of modifications available at the time of amendment?..............11c         [X]
  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the
    Department of Labor?.................................................................................11d         [X]
- ------------------------------------------------------------------------------------------------------------------------------------
12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding deficiency for this plan year? (See instructions.)...........................................12a
  b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?................................12b
  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the
    end of the plan year?  (See instructions.)...........................................................12c               [X]
  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the charge, indicate whether the plan sponsor/administrator agrees to the change...........................................................................................12d
- ------------------------------------------------------------------------------------------------------------------------------------
13a Total plan assets as of the beginning ....330,041......... and end ......432,166........ of the plan year
  b Total liabilities as of the beginning ..........0......... and end ............0........ of the plan year
  c Net assets as of the beginning            330,041          and end       432,166         of the plan year
- ------------------------------------------------------------------------------------------------------------------------------------
14 For this plan year, enter: a Plan income ..102,125..                     d Plan contributions ..49,835....
                              b Expenses ...........0..                     e Total benefits paid ......0...
                              c Net income (loss) (subtract 14b from 14a)...102,125........
- ------------------------------------------------------------------------------------------------------------------------------------
15  You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must enter
    a dollar amount in the amount column.  During this plan year:                                                 Yes   No    Amount
  a Was this plan covered by a fidelity bond?.....................................................15a             [X]         70,500
  b If line 15a is "Yes," enter the name of the surety company ..Ohio.Casualty.......................
  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?.....15c                   [X]
  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or
    more interest in the employer, or relatives of any such persons?..............................15d                   [X]
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in
    the employer, or relatives of any such persons?...............................................15e                   [X]
  f Did the plan acquire or hold any employer security or employer real property?.................15f                   [X]
  g Has the plan granted an extension on any delinquent loan owed to the plan?....................15g                   [X]

  h Were any participant contributions transmitted to the plan more than 31 days after receipt or                  Yes   No   Amount
    withholding by the employer?..................................................................15h                   [X]
  i Were any loans by the plan or fixed income obligations due the plan classified as
    uncollectible or in default as of the close of the plan year?.................................15i                   [X]
  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing
    services to the plan or received anything of value from any such party?.......................15j                   [X]
  k Did the plan at any time hold 20% or more of its assets in any single security, debt,
    mortgage, parcel of real estate, or partnership/joint venture interests?......................15k                   [X]
  l Did the plan at any time engage in any transaction or series of related transactions involving
    20% or more of the current value of plan assets?..............................................15l                   [X]
  m Were there any noncash contributions made to the plan the value of which was set without an
    appraisal by an independent third party?......................................................15m                   [X]
  n Were there any purchases of nonpublicly traded securities by the plan the value of which was
    Set without an appraisal by an independent third party?.......................................15n                   [X]
  o Has the plan reduced or failed to provide any benefit when due under the plan because of
    insufficient assets?..........................................................................15o                   [X]
- ------------------------------------------------------------------------------------------------------------------------------------
16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?
                                                                                       ....... Yes ....... No ...X... Not determined
  b If line 16a is "Yes," or "Not determined," enter the employer identification number and the plan number used to identify it
    Employer identification number................N/A................... Plan number.......N/A.............

SCHEDULE P                                         Annual Return of Fiduciary                                  OMB No. 1210-0016
(Form 5500)                                        of Employee Benefit Trust                                         1997
                                                                                                             This Form is Open to
Department of the Treasury             File as an attachment to Form 5500, 5500-C/R, or 5500-EZ.             Public Inspection.
Internal Revenue Service     For the Paperwork Reduction Notice, see page 1 of the Form 5500 Instructions.
- ------------------------------------------------------------------------------------------------------------------------------------

For trust calendar year 1997 or fiscal plan year beginning   , 1997, and ending                                             , 19___.
- ------------------------------------------------------------------------------------------------------------------------------------
1a Name of trustee or custodian
       G. Ronald Jobson
       David G. Rittenhouse
- ------------------------------------------------------------------------------------------------------------------------------------
 b Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)
       1844 E. Joppa Road
- ------------------------------------------------------------------------------------------------------------------------------------
 c City or town, state, and ZIP code
       Baltimore, MD 21236
- ------------------------------------------------------------------------------------------------------------------------------------
2a Name of trust                 Northfield Federal Savings & Loan Association, Inc.        b Trust's employer identification number
                                 Employees Savings Plan                                            52     2050493
                                                                                                 ------   --------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
3  Name of plan if different from name of trust
       Same
- ------------------------------------------------------------------------------------------------------------------------------------
4  Have you furnished the participating employee benefit plan(s) with the trust financial
   information required to be reported by the plan(s)?......................................    [X] Yes         [ ] No
- ------------------------------------------------------------------------------------------------------------------------------------
5  Enter the Plan sponsor's employer identification number as shown on Form 5500, 5500-C/R,
   or 5500-EZ...............................................................................            52 | 0228804
                                                                                            ----------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of fiduciary                                                      Date
- ------------------------------------------------------------------------------------------------------------------------------------

Instructions

Section references are to the Internal Revenue Code.

Purpose of Form

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

  Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

Who May File

1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).
2. Every custodian of a custodial account described in section 401(f).

How To File

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

  If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

Trust's Employer Identification Number

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

Note: Trustees who do not have an EIN may apply for one on Form SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

Signature

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

Other Returns and Forms That May Be Required

 . Form 990-T - For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

 . Form 1099-R - If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

 . Form 945 - If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use Form 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See Circular E, Employer's Tax Guide (Pub. 15), for more information.)

- --------------------------------------------------------------------------------
                                Cat. No. 13504X      Schedule P (Form 5500) 1997